SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2009

Telesource International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-2564	59-3671568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 Parkview Blvd.

Lombard, Illinois 60148

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 620-4787

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements.

Item 4.01 Change in Registrant’s Certifying Accountant

On April 8, 2009, LJ Soldinger Associates LLC (“Soldinger”) was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Soldinger was approved by the Registrant’s Board of Directors. Soldinger’s report on the Registrant’s consolidated financial statements for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal year ended December 31, 2008 and 2007, and during the period from January 1, 2009 until April 8, 2009, there were no disagreements with Soldinger on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Soldinger’s satisfaction, would have caused Soldinger to make reference thereto in their report.

On April 8, 2009, the Registrant engaged a PCAOB registered accounting firm Reznick Group (“Reznick”), Certified Public Accountants, as the Registrant’s independent registered public accounting firm. The decision to appoint Reznick was approved by the Registrant’s Board of Directors. Prior to engaging the new accountant, the Registrant did not consult with Reznick during the fiscal years ended December 31, 2008 and December 31, 2007 and the subsequent interim period preceding their engagement on April 8, 2009, regarding application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has requested Soldinger to review the disclosures contained herein and has provided Soldinger the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of Soldinger’s views, or the respects in which Soldinger does not agree with the statements contained herein. Soldinger has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

16.1	LJ Soldinger Associates LLC Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Telesource International, Inc.

Date:	April 14, 2009	By	/s/ Greg Grosvenor
		Name:	Greg Grosvenor
		Title:	V.P. Chief Financial Officer